UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2016

Item 1.  Reports to Stockholders.

Annual Report 9/30/2016 OppenheimerFunds® The Right Way to Invest Oppenheimer Rochester® AMT-Free New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	9.24%	4.05%	5.58%
5-Year	5.97	4.94	4.48
10-Year	4.20	3.69	4.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of November 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board that was established by PROMESA, the Puerto Rico Oversight, Management and Economic Stability Act. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, the governor claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s “net position” – assets minus liabilities – had grown threefold between 2006 and 2014, to a negative $50 billion.

The governor, who did not run for re-election and remains in office until January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. If bondholders can agree to extend the maturities on existing bonds, Rosselló said prior to the election, then

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Commonwealth issuers should agree to make their interest payments. It is not yet clear if the new governor will serve as the non-voting member of the oversight board, if Richard Ravitch will continue to serve in that capacity or if the governor will choose another representative.

Prior to Election Day – but well after the July 1 deadline – Gov. Padilla nominated five people to the board of directors of PREPA, the Commonwealth’s electric utility authority, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October asserting its confidence that the Act is constitutional.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

Finally, in a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. The following week, the government of Toa Baja, a city of 80,000, shut down briefly, and its mayor said that the GDB’s refusal to release more than $1 million in the city’s deposits was one of the factors in the shutdown. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free New York Municipal Fund once again generated high levels of tax-free income during the most recent reporting period. For the 12-month reporting period ended September 30, 2016, the Class A shares provided a yield-driven total return of 9.24% at net asset value (NAV) and a distribution yield of 4.48% at NAV. The Fund’s Class A shares were ranked among the top 10% in Lipper’s New York Municipal Debt Funds category, and the distribution yield was 153 basis points higher than the category average. Additionally, the Fund outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 366 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) once again decided at the September 2016 meeting to leave the Fed Funds target interest rate between 0.25% and 0.50%. In its statement following the meeting, the FOMC noted that despite solid job growth – mostly caused as discouraged workers returned to the job market – the unemployment rate was “little changed.” The FOMC’s mandate includes fostering maximum employment and thus the FOMC decided to encourage the positive job growth trends by keeping rates low.

Other factors influencing the decision are

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 2.95% at the end of this reporting period. At 4.48%, the distribution yield at NAV for this Fund’s Class A shares was 153 basis points higher than the category average.

inflation, which continues to run below the FOMC’s annual 2% target, and weak productivity gains, which the FOMC believes have the potential to inhibit economic growth over the long term. Thus, the reporting period ended as it began, with market watchers

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.48%
Dividend Yield with sales charge	4.27
Standardized Yield	2.96
Taxable Equivalent Yield	5.77
Last distribution (9/27/16)	$0.043
Total distributions (10/1/15 to 9/30/16)	$0.562

Endnotes for this discussion begin on page 25 of this report.

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speculating about the timing and nature of FOMC decisions.

In December 2015, the Fed Funds target rate was increased to the current 0.25% to 0.50% range. The rate had been held to a range of zero to 0.25% for nearly 7 years, and the December 2015 increase was the first in nearly 10 years. Also in December, the Fed said it expected to raise the short-term Fed Funds rate four times in 2016.

After the March 2016 meeting, the number of likely 2016 increases was halved. By way of explanation, the Fed’s chairman Janet Yellen said “risks of raising rates too soon and derailing growth outweigh the hazards of the Fed needing to catch up to a sizzling economy.”

In the minutes of the July 2016 meeting, the FOMC asserted that another Fed Funds rate increase “was or would soon be warranted.” Ms. Yellen reiterated this position after the September 2016 meeting stating, “Although we don’t want the economy to overheat, the case for a rate increase has strengthened.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On September 30, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been on September 30, 2015. Prices on high-grade munis with maturities of 3 years and longer rallied during the same period.

The average yield on 30-year, AAA-rated muni bonds was 2.37% on September, 2016, down 77 basis points from September 30, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.53% on September 30, 2016, down 59 basis points from the September 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.79%, up 52 basis points from the September 2015 date.

Midway through this reporting period, New York State lawmakers reached an agreement for the fiscal 2017 budget, which began April 1, 2016. Included in the $155.6 billion budget were two of Gov. Andrew Cuomo’s signature issues: a $15 minimum wage and 12 weeks of paid time off for workers caring for newborns or sick relatives or dealing with military deployments. The new minimum wage will take effect by the end of 2018 for New York City workers at companies with more than 10 employees; the wage is slated to rise to $15 on Long Island and in Westchester County in about 6 years but will only reach $12.50 by 2021 for counties north of Westchester. There are plans for income tax cuts for families earning less than $300,000, starting in 2018, and spending on public schools will total nearly $25 billion.

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The spending plan also prioritizes infrastructure and transportation, designating funds for highways, bridges, rail and aviation over a 5-year period, with an additional $2 billion to permit the New York State Thruway Authority to freeze tolls on the Thruway’s 570-mile system through 2020. Additionally, the 2017 fiscal plan allocates $350 million for New York municipalities to upgrade and maintain drinking and wastewater infrastructure over a 2-year period.

By September 2016, however, spending for the first five months of the fiscal 2017 was 6.4% higher than during the same period of fiscal 2016 while total receipts were down 1.9%, according to State Comptroller Thomas P. DiNapoli. His office also indicated that tax collections between April 1 and August 2016 had declined 3% versus the same period in fiscal 2016.

Earlier in 2016, Gov. Cuomo announced a $100 billion capital program that will support efforts to rebuild LaGuardia Airport, Penn Station and the Tappan Zee Bridge. The replacement for the Tappan Zee Bridge (which the governor dubbed “The New NY Bridge”) has been partially funded from the billions in legal settlement funds collected from banks and insurance companies that had been accused of misconduct. The governor has allotted money in the past two state budgets to pay for the $4 billion span, which is expected to be completed in 2018. The New York State Thruway Authority supplemented its allocation from the settlement funds in May 2016, when it issued $850 million in general obligation (G.O.) bonds; it plans to use the proceeds for the Tappan Zee project and other expenses.

In possibly one of the largest public-private partnership (P3) transportation projects in U.S. history, LaGuardia Airport’s $4 billion redevelopment plan was approved after achieving financing and a 34-year lease. The Port Authority of New York and New Jersey and its developer, LaGuardia Gateway Partners, said that travelers should expect a “substantial completion” by 2022.

Late in this reporting period, Gov. Cuomo announced a $1.6 billion overhaul of New York City’s Penn Station with a projected 2020 completion date. The plan includes construction of a new train hall with dining, retail and office space, and renovation of the underground maze of concourses. Penn Station has 650,000 daily passengers, three times what was expected when first designed.

During this reporting period, the Dormitory Authority of the State of New York completed its largest offering for a private client in 72 years with an $829 million bond sale for New York University, according to The Bond Buyer. Proceeds from the June 2016 sale are expected to fund construction of the NYU School of Medicine’s Langone Science Building, an applied science center and a nanoscience laboratory in Brooklyn.

According to a multistate settlement reached in June 2016 after an investigation into violations of emission standards, Volkswagen

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will pay New York State more than $115 million for environmental projects to improve air quality. The June 2016 settlement also calls for Volkswagen to make a $30 million deposit into the state’s general fund.

In September 2016, the New York Counties Tobacco Trust VI sold $161.15 million of tobacco settlement pass-through bonds, the first such issuance since 2005, and completed a $132.11 million bond exchange. The bonds, which are backed by proceeds paid to Broome, Dutchess, Onondaga, Rensselaer and Ulster counties under the tobacco Master Settlement Agreement (MSA), carry ratings from S&P Global Ratings (S&P) ranging from A for the shorter maturities to BBB on the longer end. These ratings, S&P said, considered the credit quality of the two largest participating tobacco manufacturers in the deal, Altria Group Inc. and Reynolds American Inc. In 2015, New York received a $550 million settlement from tobacco companies that had challenged earlier payment levels.

Also in September, the Metropolitan Transportation Authority, the largest mass-transit provider in the country, raised $1.06 billion through its first sale of bonds backed by the Hudson Yards development in Manhattan. The securities will be repaid by revenue from leases on parcels of land and from rents to be collected from projects that will built to the west of Hudson Yards. The development currently includes an office building, two mixed-use residential towers and a retail center. The bonds were sold to retire short-term notes that provided financing for capital projects and to raise additional money for transportation infrastructure.

At the end of this reporting period, New York State’s G.O. bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The New York City Council approved an $82.1 billion fiscal 2017 budget in mid-June 2016. Spending will increase by roughly 4.6% over the previous fiscal year’s budget. New York State’s Financial Control Board, which oversees the city’s finances, indicated in August 2016 that New York City’s economy could face new challenges because heightened economic uncertainty worldwide could affect job growth in the Big Apple.

The New York City Transitional Finance Authority came to market in February, March and April 2016 with more than $2 billion in municipal securities. New York City issued $800 million in G.O. refunding bonds in February 2016 and another $800 million 3 months later. In a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates.

The New York Yankees lowered borrowing costs by refinancing approximately $1 billion

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of tax-exempt bonds that were issued in 2006 and 2009 to build a new stadium. In June 2016, Moody’s raised the rating on the bonds to Baa2, from Baa3, citing the “resiliency” of the arena’s revenue despite the team’s uneven performance and the economy’s ups and downs.

As of September 30, 2016, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

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FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 485 securities as of September 30, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A shares were ranked among the top 10% in Lipper’s New York Municipal Debt Funds category, and the distribution yield at NAV was 153 basis points higher than the category average.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class

A dividend, which was 4.9 cents per share at the outset of this reporting period, was reduced to 4.7 cents per share beginning with the February 2016 payout, to 4.5 cents per share in July 2016 and to 4.3 cents per share beginning with the August 2016 payout. In all, the Fund distributed 56.2 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.77%, based on the Fund’s standardized yield as of September 30, 2016, and the top federal and New York income tax rates for 2016. For high- income taxpayers in New York City, the amount was comparable to a taxable investment with a yield of 6.05%. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income funds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds, and the Fund’s total return this reporting period reflects both competitive yields and NAV increases.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 16.4% of the Fund’s total assets (16.6% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O. securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. The Fund’s Puerto Rico holdings contributed favorably to the Fund’s total return this reporting period.

Shareholders should note that all sectors held by this Fund made positive contributions to the Fund’s total return for this reporting period.

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Investors should note that some of this Fund’s investments in securities issued in Puerto Rico are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

Puerto Rico remained in the headlines throughout this reporting period, with several significant developments occurring in June and July 2016: In June, the U.S. Supreme Court ruled on a Puerto Rico law our team had challenged and President Barack Obama signed the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA, and, at the beginning of July, the Commonwealth defaulted on its G.O. payments and some other debt-service obligations that were due on the first of the month. As detailed later in this report, Puerto Rico issuers had a mixed record throughout this reporting period, making some payments on time and in full while defaulting on others.

On June 13, 2016, the U.S. Supreme Court held that Federal law preempts Puerto Rico from enacting its own bankruptcy laws and invalidated the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the Recovery Act), which the Commonwealth had enacted in 2014. The Justices upheld the rulings of two lower courts, saying that the Recovery Act, which would have enabled Puerto Rico to restructure the debt of its public utilities under the supervision of a Commonwealth court, was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and Oppenheimer Rochester and Franklin Templeton filed suit immediately, challenging the legislation that was designed to allow PREPA (the Commonwealth’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt. On February 6, 2015, a federal judge ruled that the “Recovery Act” violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the February 2015 federal district court ruling, and on December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal.

At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection.

We are pleased that the U.S. Supreme Court upheld the lower courts’ decisions. We are long-term investors in Puerto Rico, and we are working constructively with a range of stakeholders to help return Puerto Rico to a sustainable financial footing.

On June 30, 2016, PROMESA was enacted, a new law that requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets

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(and legislation) that conform to the fiscal plan, and to deliver audited financial results in a timely fashion. The law began to take shape after earlier proposals – a Puerto Rico Stability Act, a Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act), and a Territories Relief Act – failed to gain traction in the U.S. Senate.

We note that PROMESA – which was passed with rare bipartisan support – seems to have successfully balanced the interests of many stakeholders. To quote from the law itself, PROMESA recognizes both the importance of providing Puerto Rico and its instrumentalities with “a method to achieve fiscal responsibility and access to the capital markets” and the need for debt restructuring proposals to be “feasible and in the best interest of creditors.”

The establishment of a federal control board, which is charged with mapping Puerto Rico’s path forward, has the potential to be PROMESA’s greatest strength, we believe, though a lot depends on the board’s composition and approach.

Several provisions, it appears, were designed to protect bondholders. To quote PROMESA, for example, any adjustment of debts must “respect the relative lawful priorities or lawful liens, as may be applicable, in the constitution, other laws, or agreements of a covered territory or covered territorial instrumentality, in effect prior to the date of enactment of this Act.” Importantly, before any instrumentality of Puerto Rico can seek to restructure its debt, the federal control board must certify that the debtor (i.e., Puerto Rico or one of its instrumentalities) has made good faith efforts to reach a consensual restructuring with creditors; has delivered draft financial statements and has procedures in place to deliver timely audited financial statements, and has a fiscal plan, among other provisions.

The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

Later in this reporting period, the roster for the PROMESA-mandated Congressional Task Force on Economic Growth for Puerto Rico was set. Sen. Orrin Hatch (R-Utah) will chair the group, which also includes Senators Marco Rubio (R-Florida), Bob Nelson (D-Florida) and Robert Menendez (D-New Jersey); Representatives Nydia Velazquez (D-New York), Tom MacArthur (R-New Jersey) and Sean Duffy (R-Wisconsin), and Resident Commissioner Pedro Pierluisi. The task force, which according to PROMESA has until year-end to make its recommendations, has already noted its concern about “the relative lack of reliable data pertaining to certain aspects of the economic, financial and fiscal situation in Puerto Rico.” Our team has voiced similar concerns.

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At the end of August, the Obama administration announced the seven members of the federal oversight board that PROMESA established, and Gov. Alejandro García Padilla selected Dick Ravitch – a lawyer, real estate developer and, for a short time, the lieutenant governor of New York – as his appointed ex officio representative to the control board. The board met for the first time on the last day of this reporting period and chose Jose B. Carrión III, the president and principal partner of Hub International CLC, as its chairman. Our team remains hopeful that the oversight board and the Congressional task force will live up to stakeholders’ expectations.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Padilla violated PROMESA by declaring a moratorium on payments stipulated in the covenants for constitutionally backed debt. While PROMESA was to automatically stay any litigation against Puerto Rico and its instrumentalities, this ruling has the potential to benefit bondholders.

Shortly after President Barack Obama signed PROMESA, Puerto Rico announced its plans regarding its July 1, 2016 debt-service obligations, which totaled approximately $2 billion. As had been hinted, the Government Development Bank of Puerto Rico announced on July 1, 2016 that it would fail to make a $779 million payment on its G.O. debt. The Puerto Rico Infrastructure and Finance Authority (PRIFA), which had defaulted on payments earlier in the year, did not make its

July 1 payments either.

PREPA made a full payment of principal and interest, as did the Municipal Finance Authority (MFA).

PRASA paid all of the principal and interest it owed on the securities held by Oppenheimer Rochester funds; while it failed to pay on rural development bonds, the Rochester funds do not hold these securities. PRASA and its creditors reached an agreement by which PRASA could delay payment on certain securities that had been guaranteed by the Commonwealth.

All of the interest and more than 70% of the principal owed on Public Building Authority (PBA) securities was paid on July 1, 2016. The Puerto Rico Highway and Transportation Authority (PRHTA) paid most of its debt, in part by tapping its debt-service reserve fund.

Interest on bonds backed by Puerto Rico’s sales tax revenues (so called COFINAs) was paid in full on July 1, 2016. The COFINAs are backed by the sales and use tax, which was raised to 11.5%, from 7.5%, on July 1, 2015.

In all, the Commonwealth and its instrumentalities paid slightly more than $900 million of the approximately $2 billion in principal and interest payments that were due July 1, 2016.Payments were also due August 1, 2016 on several Puerto Rico securities. The Rochester complex received 100% of the payments owed on its COFINA holdings and 100% of the payments owed on its MFA

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holdings. PRASA also made August 1, 2016 payments. However, the GDB, PRIFA and the Public Finance Corporation again failed to do so. The Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt, according to The Bond Buyer.

It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

It is also worth noting several other Puerto Rico-related developments that occurred during this reporting period. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due then. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million. Two authorities, PRIFA and the Puerto Rico Finance Corporation (PFC), defaulted on $37 million.

According to Gov. Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC –sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined. The insurers’ cases were still pending at the end of this reporting period.

As expected, Puerto Rico made its February 1, 2016 COFINA payments. This bond payment had been 99% funded at the end of 2015 and totaled approximately $322 million. The MFA also made its payments on February 1. The PFC, however, did not honor its debt-service obligation on February 1.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision also delayed Puerto Rico’s transition to a value-added tax (VAT), originally slated to begin April 1. Meanwhile, there were calls for the Commonwealth’s tax system to be overhauled, and the Puerto Rico Legislature passed a bill to stop the tax increases. The governor vetoed the bill, but both chambers of the Legislature overrode the governor, thus eliminating the proposed tax increases.

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The PFC again failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to

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prevent the GDB from diverting money into the new accounts.

The next day, Gov. Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including G.O. securities and COFINAs. The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate decided not to vote to exempt guaranteed debt and COFINAs from the debt moratorium.

Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee of the U.S. House postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay its shift to a VAT; a new corporation was established to help PRASA borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments. However, PREPA officials said that the restructuring agreements it had reached with bondholders were still on track.

Investors may recall that PREPA and many of its creditors, including this Fund, reached a forbearance agreement in August 2014: In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms; to make its July 1, 2015 payment, and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

16       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt-service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors are reminded that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will continue to work collaboratively, we remind investors that there is no guarantee of either a timeline or implementation.

In subsequent months, after gaining several extensions related to the debt-restructuring agreement, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date and, at the time, PREPA asked for an extension. The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. All parties agreed to further extensions of the deadline, and the rate proposal was ultimately submitted in late May. Thereafter, the second half of the $111 million was invested in bonds with a 10% coupon and a July 2019 maturity.

On June 21, 2016, the commission agreed to an initial surcharge of 3.1-cent per kilowatt-hour. The following week, the commission added a provisional increase of 1.3 cents per kilowatt-hour, which is designed to help PREPA cover a gap of approximately $222 million in its operating income.

17       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

On June 30, 2016, the “Ad Hoc Group” of investors and several insurers agreed to buy an additional $264 million in PREPA securities, which enabled the electric utility to make its July 1 payment of $415 million. Also on that date, the restructuring agreement between the forbearing bondholders and PREPA was extended to December 15, 2016.

PRASA, meanwhile, announced that it will seek to sell $900 million in bonds through a new agency and to restructure another $1.1 billion in existing debt. In a July 12, 2016 television interview, the governor indicated that the bill authorizing these transactions was “more likely to be signed” than other bills on his desk.

A number of nationally recognized statistical ratings organizations (NRSROs) issued downgrades on some Puerto Rico bonds. According to reports in The Bond Buyer, both S&P Global Ratings (S&P) and Fitch downgraded Puerto Rico’s G.O. debt to D late in the reporting period. Additionally, S&P lowered the credit ratings of PRASA’s senior-lien revenue bonds; some securities issued by PRHTA, PBA and the PR Industrial, Tourist, Educational Medical and Environmental Control Facilities Financing Authority, and debt that had been guaranteed by the Commonwealth.

In other news, the government and various government officials were named in an assortment of lawsuits filed in June and July 2016. One case seeks to have the Commonwealth’s Moratorium Act declared illegal and unconstitutional. Another focuses on the PRHTA funds that were diverted to help pay G.O. debt obligations and support the Commonwealth’s general fund. A third invokes a provision of PROMESA in its argument that government funds should be used to pay G.O. debt-service obligations, and a fourth – by Assured Guaranty – argues that toll revenues on the bonds it has insured should not have been diverted.

Just before fiscal 2017 began, Puerto Rico’s governor signed the Commonwealth’s annual budget. While smaller than the $9.8 billion budget for fiscal 2016, the size of the new budget is a point of contention, with the government saying it’s a $9 billion budget while the minority leader of the Puerto Rico House says spending will total $9.6 billion once various ancillary budget bills are signed. Revenues for fiscal 2016, meanwhile, totaled $9.2 billion, less than had been anticipated but more than had been collected in fiscal 2015.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer

18       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 14.6% of total assets (14.7% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 7.7% of total assets (7.8% of net assets), water utilities with 5.2% of total assets (5.2% of net assets), and sewer utilities with 1.7% of total assets (1.7% of net assets) as of

September 30, 2016. Our holdings in these sectors include securities issued in Guam and by PREPA and PRASA. Each of the utilities sectors contributed positively to the Fund’s performance this reporting period.

As of September 30, 2016, 13.5% of the Fund’s total assets (13.7% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The Fund’s holdings in this sector include securities issued in Puerto Rico, and contributed positively to the Fund’s performance this reporting period.

G.O. securities comprised 9.8% of total assets (9.9% of net assets) as of September 30, 2016. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various municipalities. The Fund’s holdings include bonds issued in the Commonwealth of Puerto Rico and in the Northern Mariana Islands. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers. Securities held in this sector contributed positively to Fund performance this reporting period.

The sales tax sector represented 7.9% of the Fund’s total assets (8.0% of net assets) as of September 30, 2016. Debt-service payments

19       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

on securities in this sector are paid using the issuing municipality’s sales tax revenue. Most of the bonds held by the Fund at the end of this reporting period were issued in Puerto Rico, with one bond issued in Guam. As of September 30, 2016, the sector contributed positively to the Fund’s performance.

The Fund continued to be invested in the highways and commuter facilities sector, which represented 7.8% of total assets (7.9% of net assets) as of September 30, 2016. The bonds in this sector are used to build and maintain roadways and highway amenities, included several bonds issued in Puerto Rico, and contributed positively to Fund performance.

As of September 30, 2016, the Fund was invested in the hospital/healthcare sector, which represented 7.6% of total assets (7.7% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector. This sector includes one security issued in the Commonwealth of Puerto Rico. Collectively, the securities in this sector contributed positively to the Fund’s performance this reporting period.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 7.3% of the Fund’s total assets (7.3% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full, and the sector contributed positively to the Fund’s performance.

Many sectors in which the Fund maintained relatively smaller investments as of September 30, 2016, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on U. S. government obligations, real estate, special tax, government appropriation, not-for-profit organizations, student housing, education and municipal leases. Special tax, government appropriation and municipal leases held several bonds issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and,

20       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

in aggregate, contributed positively to this Fund’s total return. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

While the Fund invests primarily in investment-grade municipal securities, it may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment

21       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

22       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	13.5%
General Obligation	9.8
Sales Tax Revenue	7.9
Highways/Commuter Facilities	7.8
Electric Utilities	7.7
Hospital/Healthcare	7.6
Tobacco Master Settlement Agreement	7.3
Water Utilities	5.2
Real Estate	4.7
U.S. Government Obligations	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	11.0%	1.2%	12.2%
AA	31.5	0.0	31.5
A	15.2	0.1	15.3
BBB	9.8	5.4	15.2
BB or lower	18.9	6.9	25.8
Total	86.4%	13.6%	100.0%

TThe percentages above are based on the market value of the securities as of September 30, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

23       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/16

	Without Sales Charge	With Sales Charge
Class A	4.48%	4.27%
Class B	3.57	N/A
Class C	3.61	N/A
Class Y	4.75	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 9/30/16
Class A	2.96%
Class B	2.33
Class C	2.36
Class Y	3.35

TAXABLE EQUIVALENT YIELDS
As of 9/30/16
Class A	5.77%
Class B	4.54
Class C	4.60
Class Y	6.53

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	9.24%	5.97%	4.20%	6.72%
Class B (ONYBX)	3/1/93	8.38	5.11	3.69	4.86
Class C (ONYCX)	8/29/95	8.41	5.17	3.41	4.43
Class Y (ONYYX)	1/31/11	9.58	6.23	N/A	7.89

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/16
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	4.05%	4.94%	3.69%	6.56%
Class B (ONYBX)	3/1/93	3.38	4.78	3.69	4.86
Class C (ONYCX)	8/29/95	7.41	5.17	3.41	4.43
Class Y (ONYYX)	1/31/11	9.58	6.23	N/A	7.89

24       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.043 for the 35-day accrual period ended September 27, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 27, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0343, $0.0346 and $0.0456 respectively, for the 35-day accrual period ended September 27, 2016 and on the corresponding net asset values on that date.

25       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 97 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

26       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

27       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During 6 Months Ended September 30, 2016
Class A	$1,000.00	$1,061.30	$6.62
Class B	1,000.00	1,057.10	11.01
Class C	1,000.00	1,058.20	10.55
Class Y	1,000.00	1,063.40	5.33

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.60	6.48
Class B	1,000.00	1,014.35	10.78
Class C	1,000.00	1,014.80	10.33
Class Y	1,000.00	1,019.85	5.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.28%
Class B	2.13
Class C	2.04
Class Y	1.03

28       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2016

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—102.5%

New York—83.2%
$125,000	Albany County, NY IDA (Wildwood Programs)	5.000%	07/01/2026	$125,059

200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	200,136

1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.875	07/01/2041	1,107,000

500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.625	07/01/2031	552,680

500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.375	07/01/2026	555,125

200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2032	243,142

200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)	5.000	05/01/2027	251,046

2,900,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2031	2,967,686

560,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2037	572,516

100,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2037	89,925

150,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2032	138,703

285,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2027	273,745

320,000	Albany, NY IDA (Sage Colleges)	5.250	04/01/2019	318,381

3,765,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	3,618,617

1,000,000	Albany, NY IDA (St. Peter’s Hospital)	5.500	11/15/2027	1,052,960

1,380,000	Albany, NY IDA, Series B	5.750	11/15/2032	1,456,935

1,365,000	Albany, NY IDA, Series D	5.750	11/15/2027	1,441,099

3,715,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,784,619

8,755,000	Brookhaven, NY IDA (Dowling College)[1]	6.750	11/01/2032	5,252,124

5,000,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)	5.000	07/15/2042	5,933,200

270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	5.375	10/01/2041	310,435

130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	6.000	10/01/2031	155,442

3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.250	04/01/2035	3,737,187

1,000,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	1,055,520

420,000	Build NYC Resource Corp. (Chapin School)	5.000	11/01/2026	548,104

1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.375	07/01/2028	1,741,680

790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.750	07/01/2033	817,057

445,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.000	07/01/2018	449,690

1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.250	07/01/2023	1,364,021

650,000	Build NYC Resource Corp. (New York Law School)	5.000	07/01/2041	755,469

4,425,000	Build NYC Resource Corp. (New York Law School)	5.000	07/01/2031	5,285,176

29       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$4,300,000	Build NYC Resource Corp. (New York Law School)	5.000%	07/01/2030	$5,169,159

140,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	160,612

285,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[2]	5.750	11/01/2030	293,316

45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	46,150

50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	51,284

40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	41,032

45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	46,145

55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	56,393

60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	61,512

50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	51,272

55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	56,399

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	30,803

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	30,792

25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	25,712

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	30,818

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	35,924

40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	41,046

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	35,924

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	35,928

100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2039	110,316

100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2034	112,160

840,000	Colonie, NY GO	6.000	04/01/2033	901,807

1,040,000	Colonie, NY GO	6.000	04/01/2032	1,116,523

25,000	Deerfield, NY GO	5.600	06/15/2031	25,120

25,000	Deerfield, NY GO	5.600	06/15/2032	25,120

25,000	Deerfield, NY GO	5.600	06/15/2029	25,122

25,000	Deerfield, NY GO	5.600	06/15/2030	25,121

30,000	Deerfield, NY GO	5.600	06/15/2035	30,140

35,000	Deerfield, NY GO	5.600	06/15/2036	35,162

30,000	Deerfield, NY GO	5.600	06/15/2033	30,143

30,000	Deerfield, NY GO	5.600	06/15/2034	30,142

15,000	Deerfield, NY GO	5.500	06/15/2023	15,087

15,000	Deerfield, NY GO	5.500	06/15/2024	15,087

15,000	Deerfield, NY GO	5.500	06/15/2021	15,093

15,000	Deerfield, NY GO	5.500	06/15/2022	15,090

20,000	Deerfield, NY GO	5.600	06/15/2027	20,104

20,000	Deerfield, NY GO	5.600	06/15/2028	20,100

20,000	Deerfield, NY GO	5.500	06/15/2025	20,110

20,000	Deerfield, NY GO	5.600	06/15/2026	20,106

3,955,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	3,954,684

560,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[2]	6.000	10/01/2030	589,355

100,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/NDH/PHCtr Obligated Group)	5.750	07/01/2040	114,132

30       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New York (Continued)

$6,000,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/NDH/PHCtr Obligated Group)	5.000%		07/01/2035	$7,259,100

250,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/NDH/PHCtr Obligated Group)	5.250		07/01/2025	285,607

450,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/NDH/PHCtr Obligated Group)	5.750		07/01/2030	515,268

1,230,000	East Hampton, NY Town Hsg. Authority	6.500		05/01/2034	1,339,691

130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	131,422

265,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2030	309,223

225,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2031	262,222

135,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2032	157,137

500,000	Erie County, NY IDA (Charter School Applied Tech)	6.875		06/01/2035	505,415

385,000	Erie County, NY IDA (Global Concepts Charter School)[2]	6.250		10/01/2037	399,745

765,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	769,192

950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	952,080

75,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2031	75,023

92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.604	[3]	06/01/2055	830,760

110,000	Essex County, NY IDA (North Country Community College Foundation)	5.300		06/01/2035	110,241

60,000	Franklin County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	60,162

815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	816,206

250,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2039	285,647

200,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2044	227,626

300,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2034	346,374

1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.750		07/01/2039	1,099,780

300,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2029	353,130

5,600,000	Hudson Yards, NY Infrastructure Corp.	5.750		02/15/2047	6,602,792

2,000,000	Johnson City, NY GO2	3.750		10/05/2017	2,012,220

5,000,000	L.I., NY Power Authority	6.000		05/01/2033	5,644,200

180,000	L.I., NY Power Authority, Series A	5.000		12/01/2026	180,605

4,850,000	L.I., NY Power Authority, Series A	5.750		04/01/2039	5,351,975

5,000,000	L.I., NY Power Authority, Series A	6.250		04/01/2033	5,655,200

2,970,000	L.I., NY Power Authority, Series A	5.000		09/01/2044	3,488,770

1,185,000	L.I., NY Power Authority, Series A	5.000		09/01/2039	1,393,833

415,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000		06/01/2040	442,647

1,450,000	Monroe County, NY IDA (Rochester General Hospital)	5.000		12/01/2032	1,667,181

400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	400,276

230,000	Monroe County, NY IDA (Summit at Brighton)	5.375		07/01/2032	230,136

150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2038	174,198

500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2029	594,495

350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2028	418,712

31       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value

New York (Continued)

$150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.000%		10/01/2026	$171,379

75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.250		10/01/2031	85,704

540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.500		10/01/2041	613,834

250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2034	291,445

150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.625		06/01/2026	174,492

285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000		06/01/2044	323,991

100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000		06/01/2029	117,569

180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.500		06/01/2034	214,421

4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.750		08/15/2035	5,288,823

10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.500		08/15/2040	11,685,200

302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.699	[3]	06/01/2061	1,199,484

4,000,000	Monroe, NY Newpower Corp.	5.500		01/01/2034	4,015,960

1,000,000	Monroe, NY Newpower Corp.	5.625		01/01/2026	1,004,920

3,420,000	Nassau County, NY GO	5.000		01/01/2034	4,115,970

1,145,000	Nassau County, NY GO	5.000		04/01/2040	1,381,488

125,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	127,287

1,480,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,503,591

30,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	30,549

1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[1]	2.000		01/01/2049	152,545

3,247,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	3,261,464

135,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	136,855

185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	187,756

2,255,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,257,210

2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2031	2,291,100

60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.761	[3]	06/01/2060	309,000

85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.149	[3]	06/01/2046	3,287,398

200,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000		07/01/2040	231,582

225,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000		07/01/2045	259,405

350,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000		07/01/2032	412,965

565,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000		07/01/2033	664,231

450,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000		07/01/2034	527,503

220,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	220,484

70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	70,160

100,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	113,403

150,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	169,268

32       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New York (Continued)

$2,675,000	NY Convention Center (Hotel Unit)	5.000%		11/15/2046	$3,253,843

1,640,000	NY Counties Tobacco Trust I	6.500		06/01/2035	1,640,886

25,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	25,124

4,415,000	NY Counties Tobacco Trust II (TASC)	5.625		06/01/2035	4,423,653

1,650,000	NY Counties Tobacco Trust III (TASC)	6.000		06/01/2043	1,650,973

850,000	NY Counties Tobacco Trust IV	5.000		06/01/2038	850,017

155,400,000	NY Counties Tobacco Trust V	7.845	[3]	06/01/2060	657,342

84,200,000	NY Counties Tobacco Trust V	6.845	[3]	06/01/2055	1,025,556

17,440,000	NY Counties Tobacco Trust VI	5.625		06/01/2035	19,777,832

2,085,000	NY Counties Tobacco Trust VI	5.750		06/01/2043	2,502,667

2,920,000	NY Counties Tobacco Trust VI	6.000		06/01/2043	3,416,342

600,000	NY Counties Tobacco Trust VI (TASC)	5.000		06/01/2045	676,938

1,125,000	NY Counties Tobacco Trust VI (TASC)	5.000		06/01/2051	1,245,330

4,910,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)	5.625		01/15/2046	5,591,999

20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.625		01/15/2046	22,778,000

8,500,000	NY MTA Hudson Rail Yards	5.000		11/15/2046	9,351,020

4,000,000	NY MTA Hudson Rail Yards	5.000		11/15/2051	4,506,680

8,200,000	NY MTA Hudson Rail Yards	5.000		11/15/2056	9,464,932

23,300,000	NY MTA ROCs	1.040	[5]	11/15/2027	23,300,000

40,000	NY MTA, Series A	5.000		11/15/2035	40,216

1,200,000	NY MTA, Series A	5.250		11/15/2038	1,427,364

1,650,000	NY MTA, Series A-1	5.000		11/15/2046	1,975,908

900,000	NY MTA, Series B	5.250		11/15/2039	1,099,476

10,000,000	NY MTA, Series C-1	5.000		11/15/2035	12,193,800

10,070,000	NY MTA, Series C-1	5.000		11/15/2034	12,339,677

1,550,000	NY MTA, Series D	5.000		11/15/2024	1,621,951

1,000,000	NY MTA, Series D	5.000		11/15/2034	1,152,210

350,000	NY MTA, Series D	5.000		11/15/2032	419,387

400,000	NY MTA, Series H	5.000		11/15/2033	479,300

300,000	NY Seneca Nation Indians Capital Improvements	5.250		12/01/2016	301,515

400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	485,808

300,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	361,074

390,000	NY TSASC, Inc. (TFABs)	4.750		06/01/2022	390,386

2,000,000	NY Utility Debt Securitization Authority	5.000		12/15/2034	2,502,940

3,275,000	NY Utility Debt Securitization Authority	5.000		12/15/2035	4,082,288

3,750,000	NY Utility Debt Securitization Authority	5.000		12/15/2033	4,708,013

11,000,000	NY Utility Debt Securitization Authority	5.000		12/15/2041	13,204,620

5,000,000	NY Utility Debt Securitization Authority	5.000		12/15/2034	6,237,450

10,005,000	NYC GO	5.000		08/01/2030	12,601,398

5,000,000	NYC GO	5.000		08/01/2030	6,082,150

6,640,000	NYC GO	5.000		08/01/2037	8,105,315

7,215,000	NYC GO	4.000		08/01/2032	8,207,351

15,000,000	NYC GO	5.000		08/01/2038	18,266,250

11,000,000	NYC GO4	5.125		03/01/2026	12,064,360

4,550,000	NYC GO4	5.375		04/01/2036	5,059,099

10,450,000	NYC GO4	5.375		04/01/2036	11,619,251

15,000	NYC GO	5.500		11/15/2037	15,062

45,000	NYC GO	6.000		05/15/2022	45,202

33       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$865,000	NYC GO	5.000%	10/01/2032	$1,039,825

750,000	NYC GO	5.000	03/01/2033	892,372

700,000	NYC GO	5.000	08/01/2035	818,741

410,000	NYC HDC (Multifamily Hsg.)	5.550	11/01/2039	435,670

1,590,000	NYC HDC (Multifamily Hsg.)	5.700	11/01/2046	1,691,108

450,000	NYC HDC (Multifamily Hsg.)	5.500	11/01/2034	482,620

5,000	NYC HDC (Multifamily Hsg.), Series E	6.250	05/01/2036	5,011

5,000,000	NYC Health & Hospital Corp. (Health System)	5.000	02/15/2030	5,559,750

960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	989,750

155,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	151,936

50,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	49,011

350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	350,633

150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	154,797

1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,658,036

70,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	70,409

200,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	205,498

210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	221,153

1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,074,172

2,300,000	NYC IDA (Montefiore Medical Center Corp.)	5.125	11/01/2035	2,308,556

6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	6,055,700

2,375,000	NYC IDA (Polytechnic University)	5.250	11/01/2027	2,483,965

1,500,000	NYC IDA (Polytechnic University)	5.250	11/01/2037	1,570,800

30,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)	4.500	07/01/2021	30,012

4,510,000	NYC IDA (The Child School)	7.550	06/01/2033	4,521,726

4,600,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)	5.000	07/01/2034	5,326,984

2,525,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	2,883,525

120,000	NYC IDA (Yankee Stadium)	5.000	03/01/2036	120,384

1,200,000	NYC IDA (Yankee Stadium)[6]	0.000	03/01/2022	1,176,516

2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,758,482

35,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2040	39,205,600

5,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2043	5,874,000

20,000,000	NYC Transitional Finance Authority[4]	5.000	01/15/2034	21,025,600

300,000	NYC Transitional Finance Authority (Building Aid)	5.500	01/15/2039	332,148

2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2043	2,378,860

5,500,000	NYC Transitional Finance Authority (Building Aid)	5.250	07/15/2037	6,457,990

1,395,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	1,682,482

2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2040	2,392,120

1,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2035	1,820,655

835,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2043	1,004,029

1,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2036	1,814,025

2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	2,434,660

500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2036	506,260

14,500,000	NYC Transitional Finance Authority (Future Tax)	5.000	02/01/2035	17,758,295

12,950,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2033	16,030,416

34       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)	5.000%	08/01/2033	$1,207,800

2,775,000	NYS DA (ALIA-PSCH)	6.175	12/01/2031	2,850,647

3,000,000	NYS DA (ALIA-PSCH)	4.800	12/01/2023	3,105,600

6,910,000	NYS DA (ALIA-PSCH)	5.350	12/01/2035	7,206,163

70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	80,801

150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	173,496

150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	174,248

70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	80,657

1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,367,850

300,000	NYS DA (Catholic Health System)	4.750	07/01/2039	328,284

125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	141,393

50,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	56,429

6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2027	7,904,613

3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2028	4,644,956

1,560,000	NYS DA (Fordham University)	5.000	07/01/2038	1,672,242

100,000	NYS DA (Fordham University)	5.000	07/01/2030	120,170

765,000	NYS DA (Fordham University)	5.000	07/01/2041	924,434

750,000	NYS DA (Highland Hospital of Rochester)	5.000	07/01/2026	842,220

750,000	NYS DA (Highland Hospital of Rochester)	5.200	07/01/2032	836,618

640,000	NYS DA (Interagency Council)	7.000	07/01/2035	782,330

250,000	NYS DA (Iona College)	5.000	07/01/2032	284,435

3,200,000	NYS DA (L.I. University)	5.000	09/01/2025	3,728,800

365,000	NYS DA (Manhattan College)	5.300	07/01/2037	377,045

140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	149,946

400,000	NYS DA (New School)	5.000	07/01/2040	470,936

1,300,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2031	1,594,125

1,400,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2032	1,709,260

1,350,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2030	1,657,854

1,750,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2040	2,102,625

1,750,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2033	2,127,248

1,000,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)	5.000	05/01/2039	1,148,960

645,000	NYS DA (NYU Hospitals Center)	5.000	07/01/2028	790,841

1,360,000	NYS DA (NYU)	5.000	07/01/2030	1,723,977

1,000,000	NYS DA (NYU)	5.000	07/01/2029	1,276,310

10,850,000	NYS DA (NYU)	5.000	07/01/2032	13,600,584

2,600,000	NYS DA (NYU)	5.000	07/01/2033	3,246,126

3,765,000	NYS DA (NYU)	5.000	07/01/2036	4,670,746

1,500,000	NYS DA (NYU)	5.000	07/01/2039	1,843,140

1,110,000	NYS DA (NYU)	5.000	07/01/2045	1,314,440

1,500,000	NYS DA (NYU)	5.000	07/01/2037	1,781,910

325,000	NYS DA (Ozanam Hall of Queens Nursing Home)	5.000	11/01/2026	325,582

500,000	NYS DA (Pratt Institute)	5.000	07/01/2046	601,335

340,000	NYS DA (Providence Rest)	5.250	07/01/2025	340,493

3,530,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,531,483

35       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$1,990,000	NYS DA (Providence Rest)	5.000%	07/01/2035	$1,990,677

300,000	NYS DA (Rochester Institute of Technology)	5.000	07/01/2040	339,051

10,000,000	NYS DA (Sales Tax)	5.000	03/15/2035	12,320,100

360,000	NYS DA (School District Bond Financing Program), Series C	7.375	10/01/2033	406,163

200,000	NYS DA (School District Bond Financing Program), Series C	7.500	04/01/2039	226,142

250,000	NYS DA (School District Bond Financing Program), Series C	7.250	10/01/2028	281,440

50,000	NYS DA (St. John’s University)	5.000	07/01/2028	58,766

100,000	NYS DA (St. John’s University)	5.000	07/01/2034	119,714

1,955,000	NYS DA (St. John’s University)	5.000	07/01/2030	2,283,733

200,000	NYS DA (St. John’s University)	5.000	07/01/2027	236,202

500,000	NYS DA (St. Joseph’s College)	5.250	07/01/2035	546,875

17,700,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	19,854,798

20,000,000	NYS DA (State Personal Income Tax Authority)[4]	5.750	03/15/2036	22,366,583

11,800,000	NYS DA (State Personal Income Tax Authority)	5.000	03/15/2037	12,030,336

10,000,000	NYS DA (State Personal Income Tax Authority)	5.000	03/15/2035	12,200,600

1,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2030	1,191,110

1,200,000	NYS DA (State University of New York)	5.000	07/01/2038	1,286,340

560,000	NYS DA (The Bronx-Lebanon Hospital Center)	6.250	02/15/2035	621,544

1,000,000	NYS DA (The New School)	5.000	07/01/2031	1,143,650

650,000	NYS DA (Yeshiva University)	5.000	11/01/2031	767,806

945,000	NYS DA (Yeshiva University)	5.000	09/01/2038	1,051,124

4,490,000	NYS DA (Yeshiva University)	5.000	09/01/2038	4,527,581

1,110,000	NYS DA (Yeshiva University)	5.000	11/01/2031	1,141,269

12,755,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000	06/15/2030	16,297,064

20,000	NYS HFA (Affordable Hsg.)	5.450	11/01/2040	20,668

2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000	11/15/2031	2,329,000

5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750	11/15/2051	5,957,250

12,720,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250	10/01/2035	17,041,238

5,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.500	10/01/2037	6,927,700

5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)	5.125	01/15/2044	5,598,750

3,300,000	NYS Power Authority	5.000	11/15/2047	3,454,308

1,350,000	NYS Thruway Authority	5.000	01/01/2032	1,578,110

5,000,000	NYS Thruway Authority	5.000	01/01/2028	6,213,150

2,350,000	NYS Thruway Authority	5.000	01/01/2046	2,798,310

2,500,000	NYS Thruway Authority	5.000	01/01/2041	3,006,475

3,000,000	NYS Thruway Authority	5.250	01/01/2056	3,652,380

3,250,000	NYS Thruway Authority	5.000	01/01/2026	3,416,433

10,175,000	NYS Thruway Authority	5.000	01/01/2037	11,821,824

2,330,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2037	2,372,010

55,000	Onondaga County, NY IDA (Salina Free Library)	5.500	12/01/2022	55,192

2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)	5.000	12/01/2036	2,641,883

1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.200	07/01/2029	1,780,570

36       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New York (Continued)

$1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.375%		07/01/2040	$1,996,593

1,060,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)	5.000		10/01/2030	1,268,905

2,345,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)	5.000		10/01/2040	2,724,679

535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)	5.250		12/01/2041	628,983

2,300,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500		12/01/2028	2,368,862

5,000,000	Port Authority NY/NJ, 166th Series	5.250		07/15/2036	5,825,900

305,000	Rensselaer County, NY Water Service Sewer Authority	5.350		09/01/2047	316,749

6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	6,827,434

1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,201,704

2,715,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625		08/15/2035	2,716,629

3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.750		08/15/2043	3,151,859

230,000	Saratoga County, NY IDA (Saratoga Hospital/ Saratoga Care/Saratoga Care Family Health Centers)	5.125		12/01/2027	240,040

1,000,000	Schenectady, NY Metroplex Devel. Authority	5.500		08/01/2033	1,244,240

2,755,000	Seneca County, NY IDA (New York Chiropractic College)	5.000		10/01/2027	2,870,903

45,000	Sodus Village, NY GO	5.000		05/15/2037	45,701

45,000	Sodus Village, NY GO	5.000		05/15/2033	45,715

45,000	Sodus Village, NY GO	5.000		05/15/2036	45,698

45,000	Sodus Village, NY GO	5.000		05/15/2032	45,715

45,000	Sodus Village, NY GO	5.000		05/15/2034	45,709

45,000	Sodus Village, NY GO	5.000		05/15/2035	45,701

240,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	272,966

100,000	St. Lawrence County, NY IDA (Clarkson University)	6.000		09/01/2034	119,288

815,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2032	947,601

230,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	268,152

225,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	263,185

1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)	6.000		12/01/2040	1,128,630

590,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375		12/01/2040	630,155

95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	96,782

110,000	Suffolk County, NY IDA (Dowling College)[1]	6.700		12/01/2020	32,996

8,515,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	7,647,577

620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	633,082

750,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2032	837,998

700,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.250		06/01/2037	786,177

15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[3]	06/01/2048	472,815

37       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$4,485,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375%	06/01/2028	$4,657,493

1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	1,410,238

8,220,000	Sullivan County, NY Infrastructure (Adelaar)	5.350	11/01/2049	8,150,294

1,175,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350	11/01/2049	1,165,036

2,790,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350	11/01/2049	2,766,508

760,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350	11/01/2049	753,593

1,160,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350	11/01/2049	1,150,326

2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000	07/01/2038	3,060,464

6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.000	09/01/2030	6,908,799

13,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.125	09/01/2040	14,742,780

60,000	Voorheesville, NY GO	5.000	02/15/2036	60,569

60,000	Voorheesville, NY GO	5.000	02/15/2037	60,572

40,000	Voorheesville, NY GO	5.000	02/15/2027	40,432

35,000	Voorheesville, NY GO	5.000	02/15/2026	35,380

30,000	Voorheesville, NY GO	5.000	02/15/2023	30,362

35,000	Voorheesville, NY GO	5.000	02/15/2024	35,409

35,000	Voorheesville, NY GO	5.000	02/15/2025	35,398

40,000	Voorheesville, NY GO	5.000	02/15/2029	40,404

50,000	Voorheesville, NY GO	5.000	02/15/2033	50,486

45,000	Voorheesville, NY GO	5.000	02/15/2030	45,445

50,000	Voorheesville, NY GO	5.000	02/15/2032	50,486

45,000	Voorheesville, NY GO	5.000	02/15/2031	45,436

40,000	Voorheesville, NY GO	5.000	02/15/2028	40,419

55,000	Voorheesville, NY GO	5.000	02/15/2034	55,531

55,000	Voorheesville, NY GO	5.000	02/15/2035	55,524

7,410,000	Westchester County, NY Healthcare Corp., Series A	5.000	11/01/2030	8,409,461

325,000	Westchester County, NY Healthcare Corp., Series B	6.125	11/01/2037	373,142

2,675,000	Westchester County, NY Healthcare Corp., Series B	6.125	11/01/2037	3,223,108

80,000	Westchester County, NY Healthcare Corp., Series C-2	6.125	11/01/2037	96,392

10,000	Westchester County, NY Healthcare Corp., Series C-2	6.125	11/01/2037	11,481

460,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2033	465,626

500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)	5.000	06/01/2030	531,400

1,000,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)	5.000	11/01/2029	1,221,440

1,500,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)	5.000	11/01/2032	1,805,115

100,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.000	06/01/2026	100,103

600,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000	02/01/2041	616,338

5,000,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000	06/01/2041	5,669,599

950,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000	06/01/2029	1,077,224

				982,695,495

38       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

U.S. Possessions—19.3%
$1,200,000	Guam Government Business Privilege	5.000%		01/01/2031	$1,328,688

470,000	Guam Power Authority, Series A	5.000		10/01/2030	552,288

210,000	Guam Power Authority, Series A	5.000		10/01/2023	250,778

260,000	Guam Power Authority, Series A	5.000		10/01/2024	308,399

1,330,000	Northern Mariana Islands Commonwealth, Series A2	5.000		10/01/2022	1,328,497

160,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	160,704

16,660,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[7]	07/01/2024	13,355,489

1,500,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,135,500

945,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	722,254

565,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	436,270

6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	4,895,386

19,500,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	19,469,190

8,565,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	8,628,809

10,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	9,975

6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.591	[3]	05/15/2050	586,845

8,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	4,960,000

6,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	3,720,000

1,500,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033	930,000

2,500,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	1,557,575

485,000	Puerto Rico Commonwealth GO1	5.500		07/01/2018	313,499

6,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	3,738,240

1,225,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	762,575

4,595,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	2,860,433

26,225,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	16,406,884

3,120,000	Puerto Rico Commonwealth GO1	5.125		07/01/2028	1,947,816

75,000	Puerto Rico Commonwealth GO	5.000		07/01/2024	76,411

2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2020	1,261,860

544,830	Puerto Rico Electric Power Authority	10.000		01/01/2021	432,518

726,441	Puerto Rico Electric Power Authority	10.000		07/01/2019	579,905

726,440	Puerto Rico Electric Power Authority	10.000		07/01/2019	579,904

181,610	Puerto Rico Electric Power Authority	10.000		07/01/2022	144,106

181,611	Puerto Rico Electric Power Authority	10.000		01/01/2022	144,107

544,830	Puerto Rico Electric Power Authority	10.000		07/01/2021	432,518

8,425,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2029	5,678,029

2,000,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	1,348,120

1,945,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2029	1,310,813

3,410,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	2,298,238

5,735,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2025	3,865,677

3,445,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2022	2,323,549

5,670,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2028	3,821,183

5,450,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	3,673,900

2,155,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2031	1,452,276

5,000,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2030	3,369,400

1,000,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2027	853,090

3,750,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2026	2,527,538

3,100,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2025	2,089,617

2,535,000	Puerto Rico Electric Power Authority, Series WW8	5.500		07/01/2038	1,708,286

1,685,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	1,135,606

1,825,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2027	1,229,995

39       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$1,000,000	Puerto Rico Highway & Transportation Authority	5.300%		07/01/2035	$619,400

2,150,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	1,339,557

355,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	61,060

5,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	1,325

7,405,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	1,962,325

225,000	Puerto Rico Highway & Transportation Authority, Series N9	5.250		07/01/2039	117,423

4,000,000	Puerto Rico Infrastructure[9]	5.000		07/01/2041	668,000

725,000	Puerto Rico Infrastructure[9,12]	5.500		07/01/2024	369,750

15,000,000	Puerto Rico Infrastructure[13]	5.646	[3]	07/01/2029	7,079,700

4,600,000	Puerto Rico Infrastructure[1,12]	7.458	[3]	07/01/2030	818,478

2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,270,600

200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	189,050

190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	174,359

1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	979,407

130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	119,733

750,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	598,523

100,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	98,138

4,305,000	Puerto Rico ITEMECF (Polytechnic University)	5.000		08/01/2022	4,249,595

150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	107,370

235,000	Puerto Rico Public Buildings Authority[9]	6.000		07/01/2041	137,769

1,400,000	Puerto Rico Public Buildings Authority[9]	6.500		07/01/2030	841,750

3,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,095,625

4,795,000	Puerto Rico Public Buildings Authority[9]	5.625		07/01/2039	2,799,081

3,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	1,909,687

4,200,000	Puerto Rico Public Buildings Authority[9]	5.000		07/01/2032	2,446,500

810,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	475,875

1,000,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	606,250

4,055,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	393,294

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	2,755,900

13,995,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	10,566,925

410,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	209,674

38,120,000	Puerto Rico Sales Tax Financing Corp., Series A	7.535	[3]	08/01/2036	4,090,657

56,965,000	Puerto Rico Sales Tax Financing Corp., Series A	6.576	[3]	08/01/2054	6,572,052

28,580,000	Puerto Rico Sales Tax Financing Corp., Series A	6.339	[3]	08/01/2043	6,449,649

3,635,000	Puerto Rico Sales Tax Financing Corp., Series A	6.658	[3]	08/01/2041	916,565

2,095,000	Puerto Rico Sales Tax Financing Corp., Series A	6.718	[3]	08/01/2045	423,127

25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.098	[3]	08/01/2044	5,294,000

26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	5.546	[3]	08/01/2038	2,618,361

5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2040	3,761,650

3,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	1,534,080

770,000	Puerto Rico Sales Tax Financing Corp., Series C	6.750	[7]	08/01/2032	432,039

13,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	9,781,460

7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500		08/01/2035	4,180,419

40       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$1,000,000	University of Puerto Rico	5.000%	06/01/2025	$411,250

1,700,000	University of Puerto Rico, Series Q	5.000	06/01/2036	682,108

5,925,000	University of Puerto Rico, Series Q	5.000	06/01/2030	2,408,157

				228,320,437

Total Municipal Bonds and Notes (Cost $1,276,567,670)				1,211,015,932

Principal Amount

Corporate Bonds and Notes—0.4%

5,305,000	Dowling College, NY, Series 2015 Taxable Revenue Bond[10] (Cost $5,305,000)	7.500	06/15/2018	5,157,733

Shares

Common Stocks—0.7%

3,100	CMS Liquidating Trust[10,11] (Cost $9,920,000)			8,678,140

Total Investments, at Value (Cost $1,291,792,670)—103.6%				1,224,851,805

Net Other Assets (Liabilities)—(3.6)				(42,650,488)

Net Assets—100.0%				$1,182,201,317

Footnotes to Statement of Investments

1. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

10.	Received as a result of a corporate action.
11.	Non-income producing security.

12. A portion of this security’s debt-service obligations was paid by Federal Guaranty Insurance Company (FGIC).

13. The debt-service obligations of this security have been paid in full, with all or a portion of the payment provided by an insurer other than Federal Guaranty Insurance Company (FGIC).

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AFMAC	Association for Metro Area Autistic Children
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
COP	Certificates of Participation
DA	Dormitory Authority

41       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

EFC	Environmental Facilities Corp.
FHH	Forest Hills Hospital
FIT	Fashion Institute of Technology
FrankHosp	Franklin Hospital
GCH	Glen Cove Hospital
GO	General Obligation
HAII	Homes Anew II, Inc.
HC	HASC Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
L&WS	Leake & Watts Services
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
ROCs	Reset Option Certificates
RS	Rivendell School
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UDC	Urban Development Corporation
VBHosp	Vassar Brothers Hospital
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

42       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2016

Assets
Investments, at value (cost $1,291,792,670)—see accompanying statement of investments	$1,224,851,805

Cash	4,533,946

Receivables and other assets:
Interest	12,641,431
Investments sold on a when-issued or delayed delivery basis	5,705,000
Shares of beneficial interest sold	1,517,632
Other	395,640

Total assets	1,249,645,454

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	52,830,000
Investments purchased (including $7,899,520 purchased on a when-issued or delayed delivery basis)	11,189,687
Shares of beneficial interest redeemed	2,459,272
Dividends	466,382
Distribution and service plan fees	229,359
Trustees’ compensation	169,862
Shareholder communications	13,483
Interest expense on borrowings	1,629
Other	84,463

Total liabilities	67,444,137

Net Assets	$1,182,201,317

Composition of Net Assets
Par value of shares of beneficial interest	$102,592

Additional paid-in capital	1,351,825,905

Accumulated net investment loss	(869,019)

Accumulated net realized loss on investments	(101,917,296)

Net unrealized depreciation on investments	(66,940,865)

Net Assets	$1,182,201,317

43       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $995,737,041 and 86,420,370 shares of beneficial interest outstanding)	$11.52
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.09

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,228,763 and 106,562 shares of beneficial interest outstanding)	$11.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $125,732,198 and 10,906,680 shares of beneficial interest outstanding)	$11.53

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$59,503,315 and 5,158,240 shares of beneficial interest outstanding)	$11.54

See accompanying Notes to Financial Statements.

44       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2016

Investment Income
Interest	$60,130,909

Expenses
Management fees	5,324,702

Distribution and service plan fees:
Class A	2,289,779
Class B	16,492
Class C	1,201,545

Transfer and shareholder servicing agent fees:
Class A	955,027
Class B	1,650
Class C	120,165
Class Y	51,644

Shareholder communications:
Class A	23,998
Class B	319
Class C	4,645
Class Y	1,416

Legal, auditing and other professional fees	2,118,539

Interest expense and fees on short-term floating rate notes issued (See Note 4)	744,595

Borrowing fees	643,276

Trustees’ compensation	18,858

Custodian fees and expenses	5,967

Interest expense on borrowings	3,913

Other	17,211

Total expenses	13,543,741

Net Investment Income	46,587,168

Realized and Unrealized Gain
Net realized gain on investments	7,660,174

Net change in unrealized appreciation/depreciation	45,272,994

Net Increase in Net Assets Resulting from Operations	$99,520,336

See accompanying Notes to Financial Statements.

45       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015

Operations
Net investment income	$46,587,168	$59,711,880

Net realized gain (loss)	7,660,174	(5,625,296)

Net change in unrealized appreciation/depreciation	45,272,994	(10,147,646)

Net increase in net assets resulting from operations	99,520,336	43,938,938

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(47,231,337)	(52,972,514)
Class B	(69,499)	(123,090)
Class C	(5,027,493)	(5,762,291)
Class Y	(2,667,147)	(2,787,100)

	(54,995,476)	(61,644,995)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	27,866,803	(49,805,250)
Class B	(1,139,966)	(709,498)
Class C	4,960,009	(5,186,835)
Class Y	11,949,154	(3,779,549)

	43,636,000	(59,481,132)

Net Assets
Total increase (decrease)	88,160,860	(77,187,189)

Beginning of period	1,094,040,457	1,171,227,646

End of period (including accumulated net investment income (loss) of ($869,019) and $6,706,915, respectively)	$1,182,201,317	$1,094,040,457

See accompanying Notes to Financial Statements.

46       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$99,520,336

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(407,380,079)
Proceeds from disposition of investment securities	396,775,845
Short-term investment securities, net	211,543
Premium amortization	5,858,219
Discount accretion	(8,764,282)
Net realized gain on investments	(7,660,174)
Net change in unrealized appreciation/depreciation on investments	(45,272,994)
Change in assets:
Increase in other assets	(149,054)
Decrease in interest receivable	3,430,261
Decrease in receivable for securities sold	1,104,781
Change in liabilities:
Increase in other liabilities	16,973
Increase in payable for securities purchased	11,189,687

Net cash provided by operating activities	48,881,062

Cash Flows from Financing Activities
Proceeds from borrowings	35,100,000
Payments on borrowings	(45,500,000)
Payments on short-term floating rate notes issued	(23,330,000)
Proceeds from shares sold	174,114,702
Payments on shares redeemed	(176,801,785)
Cash distributions paid	(8,259,503)

Net cash used in financing activities	(44,676,586)

Net increase in cash	4,204,476

Cash, beginning balance	329,470

Cash, ending balance	$4,533,946

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $47,357,303.

Cash paid for interest on borrowings—$4,403.

Cash paid for interest on short-term floating rate notes issued—$744,595.

See accompanying Notes to Financial Statements.

47       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class A	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.08	$11.24	$10.80	$12.22	$11.33

Income (loss) from investment operations:
Net investment income[2]	0.47	0.59	0.63	0.62	0.66
Net realized and unrealized gain (loss)	0.53	(0.14)	0.45	(1.39)	0.91

Total from investment operations	1.00	0.45	1.08	(0.77)	1.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.61)	(0.64)	(0.65)	(0.68)

Net asset value, end of period	$11.52	$11.08	$11.24	$10.80	$12.22

Total Return, at Net Asset Value[3]	9.24%	4.07%	10.28%	(6.68)%	14.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$995,737	$930,256	$995,042	$1,016,554	$1,166,115

Average net assets (in thousands)	$955,376	$975,212	$997,908	$1,174,169	$1,072,671

Ratios to average net assets:[4]
Net investment income	4.20%	5.26%	5.78%	5.19%	5.56%
Expenses excluding specific expenses listed below	1.00%	0.83%	0.80%	0.75%	0.75%
Interest and fees from borrowings	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	1.13%	0.95%	0.98%	0.94%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	0.95%	0.98%	0.94%	0.97%

Portfolio turnover rate	34%	7%	10%	15%	14%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

48       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class B	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.09	$11.25	$10.81	$12.23	$11.33

Income (loss) from investment operations:
Net investment income[2]	0.40	0.50	0.55	0.51	0.56
Net realized and unrealized gain (loss)	0.51	(0.14)	0.44	(1.40)	0.92

Total from investment operations	0.91	0.36	0.99	(0.89)	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.52)	(0.55)	(0.53)	(0.58)

Net asset value, end of period	$11.53	$11.09	$11.25	$10.81	$12.23

Total Return, at Net Asset Value[3]	8.38%	3.27%	9.41%	(7.54)%	13.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,229	$2,313	$3,060	$4,738	$9,804

Average net assets (in thousands)	$1,646	$2,643	$3,730	$7,451	$11,225

Ratios to average net assets:[4]
Net investment income	3.58%	4.50%	5.01%	4.22%	4.76%
Expenses excluding specific expenses listed below	1.78%	1.61%	1.61%	1.66%	1.61%
Interest and fees from borrowings	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	1.91%	1.73%	1.79%	1.85%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.73%	1.79%	1.85%	1.83%

Portfolio turnover rate	34%	7%	10%	15%	14%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

49       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class C	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.09	$11.25	$10.81	$12.23	$11.33

Income (loss) from investment operations:
Net investment income[2]	0.39	0.50	0.55	0.53	0.57
Net realized and unrealized gain (loss)	0.53	(0.14)	0.44	(1.40)	0.92

Total from investment operations	0.92	0.36	0.99	(0.87)	1.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.52)	(0.55)	(0.55)	(0.59)

Net asset value, end of period	$11.53	$11.09	$11.25	$10.81	$12.23

Total Return, at Net Asset Value[3]	8.41%	3.28%	9.43%	(7.41)%	13.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,732	$116,022	$123,105	$125,711	$154,674

Average net assets (in thousands)	$120,211	$123,420	$122,766	$151,268	$139,433

Ratios to average net assets:[4]
Net investment income	3.44%	4.50%	5.01%	4.39%	4.78%
Expenses excluding specific expenses listed below	1.76%	1.59%	1.57%	1.54%	1.53%
Interest and fees from borrowings	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	1.89%	1.71%	1.75%	1.73%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.71%	1.75%	1.73%	1.75%

Portfolio turnover rate	34%	7%	10%	15%	14%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

50       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class Y	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$11.09	$11.25	$10.81	$12.23	$11.34

Income (loss) from investment operations:
Net investment income[2]	0.49	0.62	0.65	0.65	0.67
Net realized and unrealized gain (loss)	0.55	(0.15)	0.45	(1.40)	0.92

Total from investment operations	1.04	0.47	1.10	(0.75)	1.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.59)	(0.63)	(0.66)	(0.67)	(0.70)

Net asset value, end of period	$11.54	$11.09	$11.25	$10.81	$12.23

Total Return, at Net Asset Value[3]	9.58%	4.22%	10.54%	(6.45)%	14.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,503	$45,449	$50,021	$49,435	$39,169

Average net assets (in thousands)	$51,694	$49,242	$41,597	$48,673	$22,893

Ratios to average net assets:[4]
Net investment income	4.40%	5.50%	5.98%	5.39%	5.69%
Expenses excluding specific expenses listed below	0.76%	0.59%	0.56%	0.51%	0.53%
Interest and fees from borrowings	0.06%	0.05%	0.07%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.07%	0.11%	0.11%	0.14%

Total expenses	0.89%	0.71%	0.74%	0.70%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.71%	0.74%	0.70%	0.75%

Portfolio turnover rate	34%	7%	10%	15%	14%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

51       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2016

1. Organization

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

52       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

53       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$5,371,047	$—	$99,656,067	$69,772,405

1. At period end, the Fund had $99,656,067 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$26,431,288
2018	43,255,092
No expiration	29,969,687

Total	$99,656,067

2. During the reporting period, the Fund utilized $8,670,210 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $1,391,876 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $6,626,486 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$6,626,486	$832,374	$5,794,112

The tax character of distributions paid during the reporting periods:

54       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

	Year Ended September 30, 2016	Year Ended September 30, 2015

Distributions paid from:
Exempt-interest dividends	$54,545,405	$61,241,260
Ordinary income	450,071	403,735

Total	$54,995,476	$61,644,995

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,242,104,253[1]

Gross unrealized appreciation	$59,767,160
Gross unrealized depreciation	(129,539,565)

Net unrealized depreciation	$(69,772,405)

1. The Federal tax cost of securities does not include cost of $52,519,957, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

55       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$982,662,499	$32,996	$982,695,495
U.S. Possessions	—	226,007,379	2,313,058	228,320,437
Corporate Bond and Note	—	5,157,733	—	5,157,733
Common Stock	—	—	8,678,140	8,678,140

Total Assets	$—	$1,213,827,611	$11,024,194	$1,224,851,805

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$(87,991)	$87,991

Total Assets	$(87,991)	$87,991

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3. Securities Valuation (Continued)

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust

59       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified

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4. Investments and Risks (Continued)

amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $28,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $94,912,893 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $52,830,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2023 Trust[3]	9.919%	1/15/46	$12,778,000
2,750,000	NYC GO Tender Option Bond Series 2015-XF2014 Trust[3]	16.349	3/1/26	3,814,360
3,750,000	NYC GO Tender Option Bond Series 2015-XF2108 Trust	17.363	4/1/36	5,428,350
10,000,000	NYC Transitional Finance Authority Tender Option Bond Series 2015-XF2152 Trust[3]	8.696	1/15/34	11,025,600
6,670,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0012 Trust	14.450	3/15/36	9,036,583

				$42,082,893

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $52,830,000 or 4.23% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

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4. Investments and Risks (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$7,899,520
Sold securities	5,705,000

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$87,678,123
Market Value	$52,220,466
Market Value as % of Net Assets	4.42%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $37,832,227, representing 3.20% of the Fund’s net assets, were subject to these forbearance agreements.

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

64       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	11,414,577	$127,870,287	9,375,079	$105,188,180
Dividends and/or distributions reinvested	3,685,706	41,343,440	4,052,264	45,349,860
Redeemed	(12,634,533)	(141,346,924)	(17,975,443)	(200,343,290)

Net increase (decrease)	2,465,750	$27,866,803	(4,548,100)	$(49,805,250)

Class B
Sold	4,745	$53,519	21,312	$236,908
Dividends and/or distributions reinvested	4,948	55,364	8,556	95,871
Redeemed	(111,739)	(1,248,849)	(93,245)	(1,042,277)

Net decrease	(102,046)	$(1,139,966)	(63,377)	$(709,498)

Class C
Sold	2,171,064	$24,295,580	1,794,765	$20,148,865
Dividends and/or distributions reinvested	364,489	4,089,406	405,130	4,536,158
Redeemed	(2,094,417)	(23,424,977)	(2,678,439)	(29,871,858)

Net increase (decrease)	441,136	$4,960,009	(478,544)	$(5,186,835)

Class Y
Sold	1,996,267	$22,402,007	1,521,675	$17,022,463
Dividends and/or distributions reinvested	166,177	1,869,093	147,654	1,654,152
Redeemed	(1,101,247)	(12,321,946)	(2,016,792)	(22,456,164)

Net increase (decrease)	1,061,197	$11,949,154	(347,463)	$(3,779,549)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$407,380,079	$396,775,845

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

65       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,301
Accumulated Liability as of September 30, 2016	77,808

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal

66       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2016	$99,484	$9,342	$4,605	$8,324

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates 0.7452% at period end. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated

68       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$687,432
Average Daily Interest Rate	0.537%
Fees Paid	$527,564
Interest Paid	$4,403

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to

69       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$274,581

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

70       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free New York Municipal Fund, including the statement of investments, as of September 30, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free New York Municipal Fund as of September 30, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2016

71       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.18% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

72       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

73       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New York long category. The Board noted that the Fund’s one-year and five-year performance was better than its category median although its three-year and ten-year performance was below its category median.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New York long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

74       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

75       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

76       OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014)| Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Mss. Lo Bessette, Foxson, Mossow, and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President and Portfolio Manager of the Sub-Adviser (Since January 2016) and Assistant Vice President of the Sub-Adviser (from January 2011 to January 2016). Associate Portfolio Manager (from June 2013 to January 2016). She was a Portfolio Research Analyst of the Sub-Adviser (from June 2011 to June 2013) and was a Credit Analyst of the Sub-Adviser (from May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (from September 2006 to May 2007) and was an Analyst/Trading Assistant at The Baupost Group (from August 2000 to March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993). An officer for the fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

• Applications or other forms

• When you create a user ID and password for online account access

• When you enroll in eDocs Direct, our electronic document delivery service

• Your transactions with us, our affiliates or others

• A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

• When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0360.001.0916 November 22, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $49,700 in fiscal 2016 and $47,400 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,929 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $45,432 in fiscal 2016 and $628,126 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $647,646 in fiscal 2016 and $816,105 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/21/2016